ZWEIG SERIES TRUST

                       Supplement dated October 26, 1998
          to the Statement of Additional Information dated May 1, 1998

The Statement of Additional Information is changed as follows:

     On page 7 under the heading Zweig Foreign Equity Fund, delete the last sentence in the first paragraph.